                                                                   EXHIBIT 10.3

-----------------------------------------------------------------------------------------------------------------------------------
           AWARD/CONTRACT                     1. THIS CONTRACT IS A RATED ORDER         RATING        PAGE OF PAGES
                                                 UNDER DPAS (15 CFR 350)                                1       14
-----------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) No.          3. EFFECTIVE DATE         4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
                       N3998-02-C-4510               See blk #20c                                046-02.
-----------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                      CODE           N39998           6.  ADMINISTERED BY (If other than Item 5)       CODE       vab
                                      -------------------------                                                            --------
DoD, Office of Special Technology                                 Same as blk 5
10530 Riverview Road, Bldg. #3
Ft. Washington, MD 20744                                          Approved for form and legality: /s/
-----------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, country, State and ZIP Code)  8. DELIVERY

IRVINE SENSORS CORPORATION                                                          [_] FOB ORIGIN     [_] OTHER (See below)
3001 REDHILL AVE., BLDG. 4                                                        -------------------------------------------------
COSTA MESA, CA 92626                                                                9. DISCOUNT FOR PROMPT PAYMENT

                                                                                  -------------------------------------------------
                                                                                   10. SUBMIT INVOICES           ITEM
                                                                                   (4 copies unless other-
--------------------------------------------------------------------------------   wise specified) TO THE
CODE                                      FACILITY CODE                            ADDRESS SHOWN IN:             See Section G
-----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR              CODE                           12. PAYMENT WILL BE MADE BY               CODE
                                      -------------------------                                                --------------------
See Section D

-----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETI-        14. ACCOUNTING AND APPROPRIATION DATA
    TION:                                                        See Attachment II

 [x]  10 U.S.C. 2304(c)(   6    )  [_] 41 U.S.C. 253(C)(        )
-----------------------------------------------------------------------------------------------------------------------------------
  15A. ITEM NO.                 15B. SUPPLIES/SERVICES               15C. QUANTITY    15D. UNIT    15E. UNIT PRICE    15F. AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                  SEE ATTACHED PAGES                                                                                  $495,219.00

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             15G. TOTAL AMOUNT OF CONTRACT           $   495,219.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                16. TABLE OF CONTENTS
-----------------------------------------------------------------------------------------------------------------------------------
[X]  SEC.              DESCRIPTION                   PAGE(S) [X]  SEC.              DESCRIPTION                             PAGE(S)
-----------------------------------------------------------------------------------------------------------------------------------
                  PART I - THE SCHEDULE                                       PART II - CONTRACT CLAUSES
-----------------------------------------------------------------------------------------------------------------------------------
 X    A    SOLICITATION/CONTRACT FORM                  1      X    I    CONTRACT CLAUSES                                       5
-----------------------------------------------------------------------------------------------------------------------------------
 X    B    SUPPLIES OR SERVICES AND PRICES/COSTS       2           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
-----------------------------------------------------------------------------------------------------------------------------------
 X    C    DESCRIPTION/SPECS/WORK STATEMENT            2      X    J    LIST OF ATTACHMENTS                                   14
-----------------------------------------------------------------------------------------------------------------------------------
 X    D    PACKAGING AND MARKING                       2                 PART IV - REPRESENTATIONS AND INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------------------------------
 X    E    INSPECTION AND ACCEPTANCE                   2           K    REPRESENTATIONS, CERTIFICATIONS AND
------------------------------------------------------------            OTHER STATEMENTS OF OFFERORS
 X    F    DELIVERIES OR PERFORMANCE                   3
-----------------------------------------------------------------------------------------------------------------------------------
 X    G    CONTRACT ADMINISTRATION DATA                3           L    INSTRS., CONDS., AND NOTICES TO OFFERORS
-----------------------------------------------------------------------------------------------------------------------------------
 X    H    SPECIAL CONTRACT REQUIREMENTS               4           M    EVALUATION FACTORS FOR AWARD
-----------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------------

17. [x]  CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is    18. [_] AWARD (Contractor is not required to sign this document.) Your
  requited to sign this document and return _____2_____       offer on Solicitation Number________________________________________,
  copies to issuing office.) Contractor agrees to furnish     including the additions or changes made by you which additions or
  and deliver at [XXXX] or perform all the services set       changes are set forth in full above, is hereby accepted as to items
  forth or otherwise identified above and on any continu-     listed above and on any continuation sheets. This award consummates
  ation sheets for the consideration stated herein. The       the contract which consists of the following documents: (a) the
  rights and obligations of the parties to this contract      Government's solicitation and your offer, and (b) this award/contract,
  shall be subject to and governed by the following docu-     No further contractual document is necessary.
  ments: (a) this award/contract, (b) the solicitation,
  if any, and (c) such provisions, representations,
  certifications, and specifications, as are attached or
  incorporated by reference herein. (Attachments are
  listed herein.)
-----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                20A. NAME OF CONTRACTING OFFICER
     John C. Carson                                               Christopher S. Massetti
     Chief Operating Officer                                      Contracting Officer
-----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                19C. DATE SIGNED      20B. UNITED STATES OF AMERICA                 20C. DATE SIGNED
                                            3-19-02                                                             19 Mar 02
BY   /s/ John C. Carson                                      BY   /s/ Christopher S. Massetti
     ----------------------------------------                     ----------------------------------
     (Signature of person authorized to sign)                     (Signature of Contracting Officer)
-----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                                                                   STANDARD FORM 26 (Rev. 4-85)
PREVIOUS EDITIONS UNUSABLE                                                                                        Prescribed by GSA
                                                                                                            FAR (48 CFR) 53.214 (a)

                                                 N39998-02-C-4510
                                                 Page 2 of 14 Pages

SECTION B -- SUPPLIES/SERVICES AND PRICES/COSTS

---------------------------------------------------------------------------
    Item                 Description                        Amount
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 0001         FLAST Camera Characterization          $495,219
---------------------------------------------------------------------------

---------------------------------------------------------------------------
              Total Estimated Cost:                  $453,791
---------------------------------------------------------------------------
              FCCM:                                  $  8,165
---------------------------------------------------------------------------
              Fixed Fee:                             $ 33,263
---------------------------------------------------------------------------
              Total CPFF:                            $495,219
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 0002         Data in Support of CLIN 0001 --                   NSP
              Contract Data Requirements List        (included in CLIN
              (CDRL) DD Form 1423                    0001)
---------------------------------------------------------------------------

PAYMENT OF FIXED FEE: The Government shall make payments on account of the fixed fee equal to 7.33% of the amount of each invoice (less FCCM) submitted by the
             -----
Contractor under the Clauses entitled "Allowable Cost and Payment," FAR 52.216-7 and "Fixed Fee," FAR 52.216-8 of the General Clauses hereto, subject to the withholding provisions of paragraph (b) of FAR 52.216-8; provided that the total of all such payments shall not exceed 85 percent of the fixed fee. Any balance of fixed fee shall be paid to the Contractor or any overpayment of fixed fee shall be refunded by the Contractor or credited to the Government at the time of final payment.

SECTION C -- DESCRIPTION/WORK STATEMENT

Item 0001 -- Shall be performed in accordance with the Statement of Work, Attachment I, hereto.

Item 0002 -- Shall be performed in accordance with CDRLs (DD Form 1423), Exhibit A, hereto.

SECTION D -- PACKAGING AND MARKING

All deliverables shall be sent to the Office of Special Technology at the following address unless otherwise noted:

          Office of Special Technology
          10530 Riverview Road, Bldg. #3
          ATTN: Bill Vienna
          Ft. Washington, MD 20744

All packaging and marking of all deliverables shall be in accordance with best commercial practices to ensure safe delivery at destination.

SECTION E -- INSPECTION AND ACCEPTANCE

Inspection and acceptance for all deliverables under this contract shall be performed by the Contracting Officer Representative (COR) or his duly appointed Government representative at the address stated in Section D.

                                                 N39998-02-C-4510
                                                 Page 3 of 14 Pages

SECTION F - DELIVERIES OR PERFORMANCE

Items 0001/0002 - The period of performance for these items shall be ten (10)
                                                                     --------
months from the date of contract award. All deliverables shall be inspected and
------
accepted by that date.

SECTION G - CONTRACT ADMINISTRATION

G-1: Contract Administration
     -----------------------

Procuring Contracting Officer:            Christopher S. Massetti
                                          (301) 292-8533

Contract Specialist:                      Vanessa Boger
                                          (301) 203-2644

Contracting Officer Representative:       Bill Vienna
                                          (301) 203-2729

Contractor Representative:                Diane Kutner
                                          (714) 444-8712

G-2: Accounting and Appropriation Data
     ---------------------------------

The accounting and appropriation data sheet provided as "Attachment II", hereto, applies to this contract.

G-3: Administrative Instructions for Billing
     ---------------------------------------

a. Attention should be directed to FAR 52.232-25 entitled "Prompt Payment", which is incorporated into this contract by the applicable general provision in Section I herein. Furthermore, this provision shall be read and applied with the instructions herein.

b. The contractor shall submit a proper invoice/voucher on Standard Form (SF) 1034 Public Voucher; original and two (2) copies to the COR. All vouchers shall be submitted to the COR as set forth below:

                                  DOD, Office of Special Technology
                                  10530 Riverview Road, Bldg. #3
                                  Ft. Washington, MD 20744
                                  ATTN: Bill Vienna

Invoices/vouchers that do not conform to the aforementioned specifications will be returned to the contractor for corrections. Payment will only be made on properly submitted invoices/vouchers. After invoices/vouchers have been approved, they shall be sent to the following payment address:

                                  Navy Systems Management Activity
                                  1931 Jefferson Davis Highway
                                  CM#3, Room 802 (Irene Wrtaza)
                                  Arlington, VA 22202-3528

                                                 N39998-02-C-4510
                                                 Page 4 of 14 Pages

G-4: Contracting Officer's Representative DFARS (252.201-7000) DEC 91
     ----------------------------------------------------------------

(a) Definition. Contracting officer's representative means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

(b) If the Contracting Officer designates a contracting officer representative
(COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR's authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

SECTION H - SPECIAL CONTRACT REQUIREMENTS
            -----------------------------

H-1 Functions/Limitations of the COR
H-2  Incorporated by Reference
H-3  Contract Dates

H-1 FUNCTIONS/LIMITATIONS OF THE COR
    --------------------------------

Bill Vienna is hereby designated the COR who will represent the Contracting Officer in the administration of technical details within the scope of this contract. Guidance and possibly surveillance will be furnished by the COR where it is deemed to be necessary and proper. The Contractor shall not accept any guidance outside the scope of this contract from any third party, including business concerns being supported by this contract effort. All questions or problems respecting administration of technical details shall be directed to the COR for resolution.

The COR, Bill Vienna, is not otherwise authorized to make any representations or commitments of any kind on behalf of the Contracting Officer or the Government. Furthermore, neither the COR nor third parties have the authority to alter the Contractor's obligations or change the specifications in the contract. if, as a result of technical discussions with the COR, it is desirable to alter/change contractual obligations or the "Statement of Work", changes must be issued (in writing) and signed by the Contracting Officer herself.

H-2 INCORPORATED BY REFERENCE
    -------------------------

All specifications, exhibits, drawings or other documents which are referenced in this contract, but are not attached hereto, are hereby incorporated by reference.

H-3 CONTRACT DATES
    --------------

a. All periods of time referenced herein (unless otherwise stated) shall be measured by calendar days, weeks, months as opposed to "work" days, weeks, months.

b. With regard to due dates for submission of reports, data, hardware, etc., called for in Section F hereof, the Contractor will submit same in sufficient time to allow for their arrival at the specified destination on or before the due date indicated.

                                                 N39998-02-C-4510
                                                 Page 5 of 14 Pages

SECTION 1
CONTRACT CLAUSES INCORPORATED BY REFERENCE
COST REIMBURSEMENT CONTRACTS (NOVEMBER 2001)

a. The following contract clauses of the Federal Acquisition Regulation (FAR) (2001 Edition), the full text of which will be made available upon request, are hereby incorporated in this contract by reference with the same force and effect as if set forth in full:

---------------------------------------------------------------------------------------------------
 Clause No.   Title and Date                                                          FAR
---------------------------------------------------------------------------------------------------
     1        Definitions (MAY 2001)                                                  52.202-1
              ( ) Alternate I (APR 1984)
---------------------------------------------------------------------------------------------------
     2        Gratuities (APR 1984)                                                   52.203-3
---------------------------------------------------------------------------------------------------
     3        Covenant Against Contingent Fees (APR 1984)                             52.203-5
---------------------------------------------------------------------------------------------------
     4        Restrictions on Subcontractor Sales to the Government (JUL              52.203-6
              1995)
---------------------------------------------------------------------------------------------------
     5        Anti-Kickback Procedures (JUL 1995)                                     52.203-7
---------------------------------------------------------------------------------------------------
     6        Cancellation, Recission and Recovery of Funds for Illegal or            52.203-8
              Improper Activity (JAN 1997)
---------------------------------------------------------------------------------------------------
     7        Price or Fee Adjustment for Illegal or Improper Activity (JAN           52.203-10
              1997)
---------------------------------------------------------------------------------------------------
     8        Certification and Disclosure Regarding Payments to Influence            52.203-11
              Certain Federal Transactions (APR 1991)
---------------------------------------------------------------------------------------------------
     9        Limitation on Payments to Influence Certain Federal                     52.203-12
              Transactions (JUN 1997)
---------------------------------------------------------------------------------------------------
    10        Printing/Copying Double-Sided on Recycled Paper (JUN 1996)              52.204-4
---------------------------------------------------------------------------------------------------
    11        Protecting the Government's Interest When Subcontracting with           52.209-6
              Contractors Debarred, Suspended or Proposed for Debarment
              (JUL 1995)
---------------------------------------------------------------------------------------------------
    12        Material Requirements (AUG 2000)                                        52.211-5
---------------------------------------------------------------------------------------------------
    13        Defense Priority and Allocation Requirements (SEP 1990)                 52.211-15
---------------------------------------------------------------------------------------------------
    14        Audit and Records - Negotiation(JUN 1999)                               52.215-2
              ( ) Alternate I (JAN 1997)
              ( ) Alternate II (APR 1998)
              ( ) Alternate III (JUN 1999)
---------------------------------------------------------------------------------------------------
    15        Order of Precedence--Uniform Contract Format (OCT 1997)                 52.215-8
---------------------------------------------------------------------------------------------------
    17        Allowable Cost and Payment (MAR 2000)                                   52.216-7
              Educational Institutions - change "31.2" to "31.3"
              State and Local Governments - change "31.2" to "31.4"
              For All Other Nonprofits - change "31.2" to "31.7"
---------------------------------------------------------------------------------------------------
    18        Utilization of Small Business Concerns (OCT 2000)                       52.219-8
---------------------------------------------------------------------------------------------------
    19        Notice to the Government of Labor Disputes (FEB 1997)                   52.222-1
---------------------------------------------------------------------------------------------------
    20        Contract Work Hours and Safety Standards Act--Overtime                  52.222-4
              Compensation (SEP 2000)
---------------------------------------------------------------------------------------------------
    21        Walsh-Healey Public Contracts Act (DEC 1996)                            52.222-20
---------------------------------------------------------------------------------------------------
    22        Prohibition of Segregated Facilities (FEB 1999)                         52.222-21
---------------------------------------------------------------------------------------------------
    23        Equal Opportunity (FEB 1999)                                            52.222-26
---------------------------------------------------------------------------------------------------
    24        Affirmative Action for Disabled Veterans and Veterans of the            52.222-35
              Vietnam Era (APR 1998)

                                                 N39998-02-C-4510
                                                 Page 6 of 14 Pages

---------------------------------------------------------------------------------------------------
 Clause No.   Title and Date                                                          FAR
---------------------------------------------------------------------------------------------------
    25        Affirmative Action for Workers with Disabilities (JUN 1998)             52.222-36
---------------------------------------------------------------------------------------------------
    26        Employment Reports on Disabled Veterans and Veterans of the             52.222-37
              Vietnam Era (JAN 1999)
---------------------------------------------------------------------------------------------------
    27        Drug-Free Workplace (MAY 2001)                                          52.223-6
---------------------------------------------------------------------------------------------------
    28        Toxic Chemical Release Reporting (OCT 2000)                             52.223-14
---------------------------------------------------------------------------------------------------
    29        Restrictions on Certain Foreign Purchases (JUL 2000)                    52.225-13
---------------------------------------------------------------------------------------------------
    30        Notice and Assistance Regarding Patent Copyright Infringement           52.227-2
              (AUG 1996)
---------------------------------------------------------------------------------------------------
    31        Filing of Patent Applications--Classified Subject Matter (APR           52.227-10
              1984)
---------------------------------------------------------------------------------------------------
    32        Insurance--Liability to Third Persons (MAR 1996)                        52.228-7
---------------------------------------------------------------------------------------------------
    33        Limitation on Withholding of Payments (APR 1984)                        52.232-9
---------------------------------------------------------------------------------------------------
    34        Interest (JUN 1996)                                                     52.232-17
---------------------------------------------------------------------------------------------------
    35        Assignment of Claims (JAN 1986)                                         52.232-23
              (  ) Alternate I (APR 1984)
---------------------------------------------------------------------------------------------------
    36        Prompt Payment (MAY 2001)                                               52.232-25
---------------------------------------------------------------------------------------------------
    37        Disputes (DEC 1998)                                                     52.233-1
              (X) Alternate I (DEC 1991)
---------------------------------------------------------------------------------------------------
    38        Protest After Award (AUG 1996)                                          52.233-3
              (X) Alternate I (JUN 1985)
---------------------------------------------------------------------------------------------------
    39        Notice of Intent to Disallow Costs (APR 1984)                           52.242-1
---------------------------------------------------------------------------------------------------
    40        Bankruptcy (JUL 1995)                                                   52.242-13
---------------------------------------------------------------------------------------------------
    41        Stop-Work Order (AUG 1989)                                              52.242-15
              ( ) Alternate I (APR 1984)
---------------------------------------------------------------------------------------------------
    42        Subcontracts (AUG 1989)                                                 52.244-2
              ( ) Alternate I (AUG 1998)
              ( ) Alternate I1 (AUG 1998)
---------------------------------------------------------------------------------------------------
    43        Competition in Subcontracting (DEC 1996)                                52.244-5
---------------------------------------------------------------------------------------------------
    44        Government Property (Cost-Reimbursement, Time and Material,             52.245-5
              or Labor Hour Contracts) (DEVIATION) JAN 1986)
              ( ) Alternate I (JUL 1985)
---------------------------------------------------------------------------------------------------
    45        Use and Charges (DEVIATION) (APR 1984)                                  52.245-9
---------------------------------------------------------------------------------------------------
    46        Commercial Bill of Lading Notations (APR 1984)                          52.247-1
---------------------------------------------------------------------------------------------------
    47        Preference for U.S.-Flag Air Carriers (JAN 1997)                        52.247-63
---------------------------------------------------------------------------------------------------
    48        Termination (Cost Reimbursement) (SEP 1996)                             52.249-6
              ( ) Alternate I (SEP 1996)
              ( ) Alternate II (SEP 1996)
              ( ) Alternate III (SEP 1996)
              ( ) Alternate IV (SEP 1996)
              ( ) Alternate V (SEP 1996)
---------------------------------------------------------------------------------------------------
    49        Excusable Delays (APR 1984)                                             52.249-14
---------------------------------------------------------------------------------------------------
    50        Clauses Incorporated by Reference (FEB 1998)                            52.252-2
---------------------------------------------------------------------------------------------------
    51        Computer Generated Forms (JAN 1991)                                     52.253-1
---------------------------------------------------------------------------------------------------

b. The following contract clauses of the Department of Defense FAR Supplement (1998 Edition), the full text of which will be made available upon request, are hereby incorporated in this contract by reference with the same force and effect as if set forth in full:

                                                 N39998-02-C-4510
                                                 Page 7 of 14 Pages

-----------------------------------------------------------------------------------------------------
 Clause No.   Title and Date                                                          DFARS
-----------------------------------------------------------------------------------------------------
     1        Prohibition on Persons Convicted of Fraud or Other Defense              252.203-7001
              Contract Related Felonies (MAR 1999)
-----------------------------------------------------------------------------------------------------
     2        Disclosure of Information (DEC 1991)                                    252.204-7000
-----------------------------------------------------------------------------------------------------
     3        Control of Government Personnel Work Product (APR 1992)                 252.204-7003
-----------------------------------------------------------------------------------------------------
     4        Required Central Contractor Registration (MAR 2000)
-----------------------------------------------------------------------------------------------------
     5        Oral Attestation of Security Responsibilities (AUG 1999)                252.204-7005
-----------------------------------------------------------------------------------------------------
     6        Acquisition From Subcontractors Subject to On-Site Inspection           252.209-7000
              Under the Intermediate-Range Nuclear Forces (INF) Treaty
              (NOV 1995)
-----------------------------------------------------------------------------------------------------
     7        Subcontracting With Firms That Are Owned or Controlled by the           252.209-7004
              Government of a Terrorist Country (MAR 1998)
-----------------------------------------------------------------------------------------------------
     8        Preference for Certain Domestic Commodities (AUG 2000)                  252.225-7012
-----------------------------------------------------------------------------------------------------
     9        Secondary Arab Boycott of Israel (JUN 1992)                             252.225-7031
-----------------------------------------------------------------------------------------------------
    10        Utilization of Indian Organizations and Indian-Owned Economic           252.226-7001
              Enterprises--DoD Contracts
-----------------------------------------------------------------------------------------------------
    11        Rights in Technical Data--Noncommercial Items (NOV 1995)                252.227-7013
-----------------------------------------------------------------------------------------------------
    12        Rights in Noncommercial Computer Software and                           252.227-7014
              Noncommercial Computer Software Documentation (JUN 1995)
              ( ) Alternate I (JUN 1995)
-----------------------------------------------------------------------------------------------------
    13        Rights in Bid or Proposal Information (JUN 1995)                        252.227-7016
-----------------------------------------------------------------------------------------------------
    14        Identification and Assertion of Use, Release, or Disclosure             252.227-7017
              Restrictions (JUN 1995)
-----------------------------------------------------------------------------------------------------
    15        Validation of Asserted Restrictions--Computer Software (JUN             252.227-7019
              1995)
-----------------------------------------------------------------------------------------------------
    16        Limitations on the Use or Disclosure of Government-Furnished            252.227-7025
              Information (JUN 1995)
-----------------------------------------------------------------------------------------------------
    17        Deferred Delivery of Technical Data or Computer Software                252.227-7026
              (APR 1988)
-----------------------------------------------------------------------------------------------------
    18        Deferred Ordering of Technical Data or Computer Software                252.227-7027
              (APR 1988)
-----------------------------------------------------------------------------------------------------
    19        Technical Data or Computer Software Previously Delivered to             252.227-7028
              the Government (JUN 1995)
-----------------------------------------------------------------------------------------------------
    20        Technical Data - Withholding of Payment (MAR 2000)                      252.227-7030
-----------------------------------------------------------------------------------------------------
    21        Declaration of Technical Data Conformity (JAN 1997)                     252.227-7036
-----------------------------------------------------------------------------------------------------
    22        Validation of Restrictive Markings on Technical Data (SEP               252.227-7037
              1999)
-----------------------------------------------------------------------------------------------------
    23        Supplemental Cost Principles (DEC 1991)                                 252.231-7000
-----------------------------------------------------------------------------------------------------
    24        Post Award Conference (Dec 1991)                                        252.242-7000
-----------------------------------------------------------------------------------------------------
    25        Requests for Equitable Adjustment (MAR 1998)                            252.243-7002
-----------------------------------------------------------------------------------------------------
    26        Reports of Government Property (MAY 1994)                               252.245-7001
-----------------------------------------------------------------------------------------------------
    27        Material Inspection and Receiving Report (DEC 1991)                     252.246-7000
-----------------------------------------------------------------------------------------------------

c. The following contract clauses of the Federal Acquisition Regulation (FAR) (2001 Edition), the full text of which will be made available upon request, are hereby incorporated in this contract by reference with the same force and effect as if set forth in full when the clause is preceded by an "X" in the "Effect" column (clauses preceded by "N/A" are inapplicable to this acquisition):

                                                 N39998-02-C-4510
                                                 Page 8 of 14 Pages

---------------------------------------------------------------------------------------------------
 Clause No.  Effect   Title and Date                                                  FAR
---------------------------------------------------------------------------------------------------
    1          X      Security Requirements (AUG 1996)                                52.204-2
                      ( ) Alternate I (APR 1984)
                      (X) Alternate II (APR 1984)
---------------------------------------------------------------------------------------------------
    2         N/A     Changes or Additions to Make-or-Buy Program (OCT                52.215-9
                      1997)
                      ( ) Alternate I (OCT 1997)
                      ( ) Alternate II (OCT 1997)
---------------------------------------------------------------------------------------------------
    3         N/A     Price Reduction for Defective Cost or Pricing Data              52.215-10
                      (OCT 1997)
---------------------------------------------------------------------------------------------------
    4         N/A     Price Reduction for Defective Cost or Pricing Data--            52.215-11
                      Modifications (OCT 1997)
---------------------------------------------------------------------------------------------------
    5         N/A     Subcontractor Cost or Pricing Data (OCT 1997)                   52.215-12
---------------------------------------------------------------------------------------------------
    6         N/A     Subcontractor Cost or Pricing Data--Modifications               52.215-13
                      (OCT 1997)
---------------------------------------------------------------------------------------------------
    7         N/A     Integrity of Unit Prices (OCT 1997)                             52.215-14
                      ( ) Alternate I (OCT 1997)
---------------------------------------------------------------------------------------------------
    7         N/A     Pension Adjustments and Asset Reversions (DEC 1998)             52.215-15
---------------------------------------------------------------------------------------------------
    8          X      Facilities Capital Cost of Money (OCT 1997)                     52.215-16
---------------------------------------------------------------------------------------------------
    9         N/A     Waiver of Facilities Capital Cost of Money (OCT 1997)           52.215-17
---------------------------------------------------------------------------------------------------
    10         X      Reversion or Adjustment of Plans for Postretirement             52.215-18
                      Benefits (PRB) Other than Pensions (OCT 1997)
---------------------------------------------------------------------------------------------------
    11         X      Notification of Ownership Changes (OCT 1997)                    52.215-19
---------------------------------------------------------------------------------------------------
    12        N/A     Requirements for Cost or Pricing Data or Information            52.215-20
                      Other than Cost or Pricing Data (OCT 1997)
                      ( ) Alternate I (OCT 1997) (see proposal instructions
                      for format)
                      ( ) Alternate II (OCT 1997) (see instructions for
                      ACO/Auditor addresses)
                      ( ) Alternate III (OCT 1997) (applies if submission by
                      electronic media is required)
                      ( ) Alternate IV (OCT 1997) (SF1411 not required;
                      information other than cost or pricing data is required)
---------------------------------------------------------------------------------------------------
    13        N/A     Requirements for Cost or Pricing Data or Information            52.215-21
                      Other than Cost or Pricing Data--Modifications (OCT
                      1997)
                      ( ) Alternate I (OCT 1997) (see proposal instructions
                      for format)
                      ( ) Alternate II (OCT 1997) (see instructions for
                      ACO/Auditor addresses)
                      ( ) Alternate III (OCT 1997) (applies if submission by
                      electronic media is required)
                      ( ) Alternate IV (OCT 1997) (SF1411 not required;
                      information other than cost or pricing data is required)
---------------------------------------------------------------------------------------------------
    14         X      Fixed Fee (MAR 1997)                                            52.216-8
---------------------------------------------------------------------------------------------------
    15        N/A     Incentive Fee (MAR 1997)                                        52.216-10
---------------------------------------------------------------------------------------------------
    16        N/A     Cost Contract--No Fee (APR 1984)                                52.216-11

                                                 N39998-02-C-4510
                                                 Page 9 of 14 Pages

---------------------------------------------------------------------------------------------------
 Clause No.  Effect   Title and Date                                                  FAR
---------------------------------------------------------------------------------------------------
    17        N/A     Cost Sharing Contract--No Fee (APR 1984)                        52.216-12
---------------------------------------------------------------------------------------------------
    18        N/A     Small Business Subcontracting Plan (OCT 2000)                   52.219-9
                      ( ) Alternate I (OCT 2000)
                      ( ) Alternate II (OCT 2000)
---------------------------------------------------------------------------------------------------
    19        N/A     Liquidated Damages--Subcontracting Plan (JAN 1999)              52.219-16
---------------------------------------------------------------------------------------------------
    20        N/A     Small Disadvantaged Business Participation Program--            52.219-25
                      Disadvantaged Status and Reporting (OCT 1999)
---------------------------------------------------------------------------------------------------
    21         X      Payment for Overtime Premiums (JUL 1990)                        52.222-2
                      The overtime premium is ZERO.
---------------------------------------------------------------------------------------------------
    22        N/A     Convict Labor (AUG 1996)                                        52.222-3
---------------------------------------------------------------------------------------------------
    23        N/A     Notification of Visa Denial (FEB 1999)                          52.222-29
---------------------------------------------------------------------------------------------------
    24        N/A     Pollution Prevention and Right-to-Know Information              52-223-5
                      (APR 1998)
---------------------------------------------------------------------------------------------------
    25        N/A     Utilization of Indian Organizations and Indian-Owned            52.226-1
                      Economic Enterprises (JUN 2000)
---------------------------------------------------------------------------------------------------
    26         X      Patent Indemnity (APR 1984)                                     52.227-3
---------------------------------------------------------------------------------------------------
    27         X      Patent Rights-Retention by the Contractor (Short Form)          52.227-11
                      (JUN 1997)
---------------------------------------------------------------------------------------------------
    28        N/A     Patent Rights-Retention by the Contractor (Long Form)           52.227-12
                      (JAN 1997)
---------------------------------------------------------------------------------------------------
    29        N/A     Patent Rights--Acquisition by the Government (JAN               52.227-13
                      1997)
---------------------------------------------------------------------------------------------------
    30        N/A     Additional Bond Security (OCT 1997)                             52.228-2
---------------------------------------------------------------------------------------------------
    31        N/A     Workers' Compensation Insurance (Defense Base Act)              52.228-3
                      (APR 1984)
---------------------------------------------------------------------------------------------------
    32        N/A     Taxes--Foreign Cost-Reimbursement Contracts (MAR                52.229-8
                      1990)
---------------------------------------------------------------------------------------------------
    33        N/A     Cost Accounting Standards (APR 1998)                            52.230-2
---------------------------------------------------------------------------------------------------
    34        N/A     Disclosure and Consistency of Cost Accounting                   52.230-3
                      Practices (APR 1998)
---------------------------------------------------------------------------------------------------
    35        N/A     Consistency in Cost Accounting Practices (AUG 1992)             52.230-4
---------------------------------------------------------------------------------------------------
    36        N/A     Cost Accounting Standards--Educational Institutions             52.230-5
                      (APR 1998)
---------------------------------------------------------------------------------------------------
    37        N/A     Administration of Cost Accounting Standards (NOV                52.230-6
                      1999)
---------------------------------------------------------------------------------------------------
    38         X      Limitation of Cost (APR 1984)                                   52.232-20
---------------------------------------------------------------------------------------------------
    39        N/A     Limitation of Funds (APR 1984)                                  52.232-22
---------------------------------------------------------------------------------------------------
    40         X      Payment by Electronic Funds Transfer--Central                   52.232-33
                      Contractor Registration (MAY 1999)
---------------------------------------------------------------------------------------------------
    41        N/A     Payment by Electronic Funds Transfer--Other Than                52.232-34
                      Central Contractor Registration (MAY 1999)
---------------------------------------------------------------------------------------------------
    42        N/A     Protection of Government Buildings, Equipment and               52.237-2
                      Vegetation (APR 1984)
---------------------------------------------------------------------------------------------------
    43         X      Privacy or Security Safeguards (AUG 1996)                       52.239-1
---------------------------------------------------------------------------------------------------
    44        N/A     Penalties for Unallowable Costs (MAY 2001)                      52.242-3
---------------------------------------------------------------------------------------------------
    45        N/A     Certification of Final indirect Costs (JAN 1997)                52.242-4

                                                 N39998-02-C-4510
                                                 Page 10 of 14 Pages

---------------------------------------------------------------------------------------------------
 Clause No.  Effect   Title and Date                                                  FAR
---------------------------------------------------------------------------------------------------
    46        N/A     F.O.B. Origin--Government Bills of Lading or Prepaid            52.242-10
                      Postage (APR 1984)
---------------------------------------------------------------------------------------------------
    47        N/A     F.O.B. Origin--Government Bills of Lading or Indicia            52.242-11
                      Mail (FEB 1993)
---------------------------------------------------------------------------------------------------
    48        N/A     Report of Shipment (REPSHIP) (JUL 1995)                         52.242-12
---------------------------------------------------------------------------------------------------
    49        N/A     Subcontracts for Commercial Items (MAY 2001)                    52.244-6
---------------------------------------------------------------------------------------------------
    50        N/A     Special Test Equipment (FEB 1993)                               52.245-18
---------------------------------------------------------------------------------------------------
    51        N/A     Higher Level Contract Quality Requirement (FEB 1999)            52.246-11
---------------------------------------------------------------------------------------------------
    52        N/A     Preference for Privately Owned U.S. Flag Commercial             52.247-64
                      Vessels (JUN 2000)
---------------------------------------------------------------------------------------------------
    53        N/A     Value Engineering (FEB 2000)                                    52.248-1
                      ( ) Alternate I (APR 1984)
                      ( ) Alternate II (FEB 2000)
                      ( ) Alternate III (APR 1984)
---------------------------------------------------------------------------------------------------
    54        N/A     Termination for Convenience of the Government                   52.249-5
                      (Educational and Other Nonprofit Institutions) (SEP
                      1996)
---------------------------------------------------------------------------------------------------
    55        N/A     Government Supply Sources (APR 1984)                            52.251-1
---------------------------------------------------------------------------------------------------
    56        N/A     Interagency Fleet Management System Vehicles and                52.251-2
                      Related Services (JAN 1991)
---------------------------------------------------------------------------------------------------
    57         X      Solicitation Provisions Incorporated by Reference (FEB 1998)    52.252-1
---------------------------------------------------------------------------------------------------

d. The following contract clauses of the Department of Defense FAR Supplement (1998 Edition), the full text of which will be made available upon request, are hereby incorporated in this contract by reference with the same force and effect as if set forth in full when the clause is preceded by an "X" in the "Effect" column (clauses preceded by "N/A" are inapplicable to this acquisition):

---------------------------------------------------------------------------------------------------
 Clause No.  Effect   Title and Date                                                  DFARS
---------------------------------------------------------------------------------------------------
    1         N/A     Display of DOD Hotline Poster (DEC 1991)                        252.203-7002
---------------------------------------------------------------------------------------------------
    2         N/A     Payment for Subline Items Not Separately Priced (DEC            252.204-7002
                      1991)
--------------------------------------------------------------------------------------------------
    3         N/A     Intent to Furnish Precious Metals as Government-                252.208-7000
                      Furnished Material (DEC 1991)
---------------------------------------------------------------------------------------------------
    4         N/A     Military Recruiting on Campus (JAN 2000)                        252.209-7005
---------------------------------------------------------------------------------------------------
    5          X      Pricing Adjustments (DEC 1991)                                  252.215-7000
---------------------------------------------------------------------------------------------------
    6          X      Cost Estimating System Requirements (OCT 1998)                  252.215-7002
---------------------------------------------------------------------------------------------------
    7         N/A     Small, Small Disadvantaged and Women-Owned Small                252.219-7003
                      Business Subcontracting Plan (DOD Contracts) (APR 1996)
---------------------------------------------------------------------------------------------------
    8         N/A     Hazard Warning Labels (DEC 1991)                                252.223-7001
---------------------------------------------------------------------------------------------------
    9         N/A     Safety Precautions for Ammunition and Explosives                252.223-7002
                      (MAY 1994)
---------------------------------------------------------------------------------------------------
   10         N/A     Change in Place of Performance--Ammunition and                  252.223-7003
                      Explosives (DEC 1991)
---------------------------------------------------------------------------------------------------
   11         N/A     Drug-Free Work Force (SEP 1988)                                 252.223-7004
---------------------------------------------------------------------------------------------------

                                                 N39998-02-C-4510
                                                 Page 11 of 14 Pages

---------------------------------------------------------------------------------------------------
 Clause No.  Effect   Title and Date                                                  DFARS
---------------------------------------------------------------------------------------------------
    12        N/A     Prohibition on Storage and Disposal of Toxic and                252.223-7006
                      Hazardous Materials (APR 1993)
---------------------------------------------------------------------------------------------------
    13        N/A     Safeguarding Sensitive Conventional Arms,                       252.223-7007
                      Ammunition, and Explosives (SEP 1999)
---------------------------------------------------------------------------------------------------
    14         X      Buy American Act--Balance of Payments Program                   252.225-7000
                      Certificate (SEP 1999)
---------------------------------------------------------------------------------------------------
    15         X      Buy American Act--Balance of Payments Program                   252.225-7001
                      (MAR 1998)
---------------------------------------------------------------------------------------------------
    16         X      Qualifying Country Sources as Subcontractors (DEC               252.225-7002
                      1991)
---------------------------------------------------------------------------------------------------
    17         X      Buy American Act--Trade Agreements--Balance of                  252.225-7006
                      Payments Program Certificate(MAR 1998)
---------------------------------------------------------------------------------------------------
    18         X      Buy American Act--Trade Agreements--Balance of                  252.225-7007
                      Payments Program (SEP 2001)
---------------------------------------------------------------------------------------------------
    19        N/A     Supplies to be Accorded Duty-Free Entry (MAR 1998)              252.225-7008
---------------------------------------------------------------------------------------------------
    20        N/A     Duty-Free Entry--Qualifying Country Supplies (End               252.225-7009
                      Products and Components) (AUG 2000)
---------------------------------------------------------------------------------------------------
    21        N/A     Duty-Free Entry--Additional Provisions (AUG 2000)               252.225-7010

---------------------------------------------------------------------------------------------------
    22        N/A     Preference for Domestic Specialty Metals (MAR 1998)             252.225-7014
                      ( ) Alternate I (MAR 1998)
---------------------------------------------------------------------------------------------------
    23         X      Restriction on Acquisition of Ball and Roller Bearings          252.225-7016
                      (DEC 2000)
---------------------------------------------------------------------------------------------------
    24        N/A     Trade Agreements (SEP 2001)                                     252.225-7021
---------------------------------------------------------------------------------------------------
    25        N/A     Restriction on Acquisition of Polyacrylonitrile (PAN)           252.225-7022
                      Carbon Fiber (JUN 1997)
---------------------------------------------------------------------------------------------------
    26         X      Restrictions on Acquisition of Forgings (JUN 1997)              252.225-7025
---------------------------------------------------------------------------------------------------
    27         X      Reporting of Contract Performance Outside the United            252.225-7026
                      States (JUN 2000)
---------------------------------------------------------------------------------------------------
    28        N/A     Preference for United States or Canadian Air Circuit            252.225-7029
                      Breakers (AUG 1998)
---------------------------------------------------------------------------------------------------
    29        N/A     Restriction on Acquisition of Carbon, Alloy, and Armor          252.225-7030
                      Steel Plate (OCT 1992)
---------------------------------------------------------------------------------------------------
    30        N/A     Waiver of United Kingdom Levies (OCT 1992)                      252.225-7032
---------------------------------------------------------------------------------------------------
    31         X      Buy American Act--North American Free Trade                     252.225-7035
                      Agreement Implementation Act--Balance of Payments
                      Program Certificate (MAR 1998)
---------------------------------------------------------------------------------------------------
    32         X      Buy American Act--North American Free Trade                     252.225-7036
                      Agreement Implementation Act--Balance of Payments
                      Program (MAR 1998)
---------------------------------------------------------------------------------------------------
    33        N/A     Duty-Free Entry--Eligible End Products (AUG 2000)               252.225-7037
---------------------------------------------------------------------------------------------------
    34        N/A     Antiterrorism/Force Protection for Defense Contractors          252.225-7043
                      Outside the United States (JUN 1998)
---------------------------------------------------------------------------------------------------
    35        N/A     Rights in Special Works (JUN 1995)                              252.227-7020
---------------------------------------------------------------------------------------------------
    36        N/A     Rights in Data - Existing Works (MAR 1979)                      252.227-7021
---------------------------------------------------------------------------------------------------
    37         X      Patents--Subcontracts (APR 1984)                                252.227-7034
---------------------------------------------------------------------------------------------------
    38         X      Patents--Reporting of Subject Inventions (APR 1990)             252.227-7039
---------------------------------------------------------------------------------------------------
    39        N/A     Aircraft Flight Risk (SEP 1996)                                 252.228-7002

                                                 N39998-02-C-4510
                                                 Page 12 of 14 Pages

---------------------------------------------------------------------------------------------------
 Clause No.  Effect   Title and Date                                                  DFARS
---------------------------------------------------------------------------------------------------
    40        N/A     Accident Reporting and Investigation Involving                  252.228-7005
                      Aircraft, Missiles and Space Launch Vehicles (DEC
                      1991)
---------------------------------------------------------------------------------------------------
    41        N/A     Notice of Earned Value Management System (MAR                   252.234-7000
                      1998)
---------------------------------------------------------------------------------------------------
    42        N/A     Earned Value Management System (MAR 1998)                       252.234-7001
---------------------------------------------------------------------------------------------------
    43         X      Indemnification Under 10 U.S.C. 2354--Cost                      252.235-7001
                      Reimbursement (DEC 1991)
---------------------------------------------------------------------------------------------------
    44        N/A     Frequency Authorization(DEC 1991)                               252.235-7003
---------------------------------------------------------------------------------------------------
    45        N/A     Protection Against Compromising Emanations (DEC                 252.239-7000
                      1991)
---------------------------------------------------------------------------------------------------
    46        N/A     Telecommunications Security Equipment, Devices,                 252.239-7016
                      Techniques and Services (DEC 1991)
---------------------------------------------------------------------------------------------------
    47        N/A     Material Management and Accounting System (DEC                  252.242-7004
                      2000)
---------------------------------------------------------------------------------------------------
    48        N/A     Cost/Schedule Status Report (MAR 1998)                          252.242-7005
---------------------------------------------------------------------------------------------------
    49        N/A     Cost/Schedule Status Report Plans (MAR 1997)                    252.242.7006
---------------------------------------------------------------------------------------------------
    50        N/A     Engineering Change Proposals (SEP 1999)                         252.243-7000
                      ( ) Alternate I (MAY 1994)
---------------------------------------------------------------------------------------------------
    51        N/A     Subcontracts for Commercial Items and Commercial                252.244-7000
                      Components (DoD Contracts) (MAR 2000)
---------------------------------------------------------------------------------------------------
    52        N/A     Government-Furnished Mapping, Charting and Geodesy              252.245-7000
                      Property (DEC 1991)
---------------------------------------------------------------------------------------------------
    53        N/A     Warranty of Data (DEC 1991)                                     252.246-7001
---------------------------------------------------------------------------------------------------
    54        N/A     Transportation of Supplies by Sea (MAR 2000)                    252.247-7023
---------------------------------------------------------------------------------------------------
    55        N/A     Notification of Transportation of Supplies by Sea (MAR          252.247-7024
                      2000)
---------------------------------------------------------------------------------------------------
    56         X      Ordering From Government Supply Sources (MAY                    252.251.7000
                      1995)
---------------------------------------------------------------------------------------------------

g. The following contract clauses of the Federal Acquisition Regulation (FAR) (2001 Edition), applicable to Cost Reimbursement Research & Development contracts, the full text of which will be made available upon request, are hereby incorporated in this contract by reference with the same force and effect as if set forth in full:

---------------------------------------------------------------------------------------------------
 Clause No.  Title and Date                                                           FAR
---------------------------------------------------------------------------------------------------
    1        Authorization and Consent (JUL 1995)                                     52.227-1
             ( ) Alternate I (APR 1984)
             ( ) Alternate II (APR 1984)
---------------------------------------------------------------------------------------------------
    2        Changes--Cost Reimbursement (AUG 1987)                                   52.243-2
             ( ) Alternate I (APR 1984)
             ( ) Alternate II (APR 1984)
             ( ) Alternate III (APR 1984)
             ( ) Alternate IV (APR 1984)
             ( ) Alternate V (APR 1984)
---------------------------------------------------------------------------------------------------

                                                 N39998-02-C-4510
                                                 Page 13 of 14 Pages

h. The following contract clauses of the Federal Acquisition Regulation (FAR) (2001 Edition), applicable to Cost Reimbursement Research & Development contracts, the full text of which will be made available upon request, are hereby incorporated in this contract by reference with the same force and effect as if set forth in full when the clause is preceded by an "X" in the "Effect" column (clauses preceded by "N/A" are inapplicable to this acquisition):

---------------------------------------------------------------------------------------------------
 Clause No.  Effect   Title and Date                                                  FAR
---------------------------------------------------------------------------------------------------
    1         X       Change Order Accounting (APR 1984)                              52.243-6
---------------------------------------------------------------------------------------------------
    2         X       Notification of Changes (APR 1984)                              52.243-7
---------------------------------------------------------------------------------------------------
    3         X       Inspection of Research and Development--Cost                    52.246-8
                      Reimbursement (MAY 2001)
---------------------------------------------------------------------------------------------------
    4        N/A      Inspection of Research and Development (Short                   52.246-9
                      Form) (APR 1984)
---------------------------------------------------------------------------------------------------
    5         X       Limitation of Liability (FEB 1997)                              52.246-23
---------------------------------------------------------------------------------------------------
    6        N/A      Limitation of Liability--High Value Items (FEB                  52.246-24
                      1997)
                      ( ) Alternate I (APR 1984)
                      (This clause applies to Item(s)________________)
---------------------------------------------------------------------------------------------------

i. The following contract clauses of the Federal Acquisition Regulation (FAR) (2001 Edition), applicable to Cost Reimbursement Supply contracts, the full text of which will be made available upon request, are hereby incorporated in this contract by reference with the same force and effect as if set forth in full:

---------------------------------------------------------------------------------------------------
 Clause No.   Title and Date                                                          FAR
---------------------------------------------------------------------------------------------------
    1         Child Labor--Cooperation with Authorities and Remedies                  52.222-19
              (FEB 2001)
---------------------------------------------------------------------------------------------------
    2         Authorization and Consent (JUL 1995)                                    52.227-1
              ( ) Alternate I (APR  1984)
              ( ) Alternate II (APR  1984)
---------------------------------------------------------------------------------------------------
    3         Changes--Cost Reimbursement (AUG 1987)                                  52.243-2
---------------------------------------------------------------------------------------------------
    4         Inspection of Supplies--Cost Reimbursement (MAY 2001)                   52.246-3
---------------------------------------------------------------------------------------------------

j . The following contract clauses of the Federal Acquisition Regulation (FAR) (2001 Edition), applicable to Cost Reimbursement Supply contracts, the full text of which will be made available upon request, are hereby incorporated in this contract by reference with the same force and effect as if set forth in full when the clause is preceded by an "X" in the "Effect" column (clauses preceded by "N/A" are inapplicable to this acquisition):

---------------------------------------------------------------------------------------------------
 Clause No.  Effect   Title and Date                                                  FAR
---------------------------------------------------------------------------------------------------
    1         N/A     Qualification Requirements (FEB 1995)                           52.209-1
---------------------------------------------------------------------------------------------------
    2         N/A     Production Progress Reports (APR 1991)                          52.242-2
---------------------------------------------------------------------------------------------------
    3          X      Change Order Accounting (APR 1984)                              52.243-6
---------------------------------------------------------------------------------------------------
    4          X      Notification of Changes (APR 1984)                              52.243-7
---------------------------------------------------------------------------------------------------
    5         N/A     Contractor Inspection Requirements (APR 1984)                   52.246-1
---------------------------------------------------------------------------------------------------
    6         N/A     Certificate of Conformance (APR 1984)                           52.246-15
---------------------------------------------------------------------------------------------------
    7          X      Limitation of Liability (FEB 1997)                              52.246-23
---------------------------------------------------------------------------------------------------

                                                 N39998-02-C-4510
                                                 Page 14 of 14 Pages

---------------------------------------------------------------------------------------------------
 Clause No.  Effect   Title and Date                                                  FAR
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
    8        N/A      Limitation of Liability--High Value Items (FEB                  52.246-24
                      1997)
                     ( ) Alternate (APR 1984)
                     (This clause applies to Item(s)_____________)
---------------------------------------------------------------------------------------------------

SECTION J - LIST OF ATTACHMENTS
            -------------------

ATTACHMENT I - Statement of Work

ATTACHMENT II - Accounting and Appropriation Data Sheet

EXHIBIT A - Contract Data Requirements List (CDRL)

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

-------------------------------------------------------------------------------------------------------------------
              CONTRACT DATA REQUIREMENTS LIST                                                Form Approved
                     (2 Data Items)                                                        OMB No. 0704-0188
-------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to
Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports,
1215 Jefferson Davis Highway, Suite 1204, Arlington, VA, 22202-4302, and to the Office of Management and Budget,
Paperwork Reduction Project (0704-0188), Washington, DC 20503, Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in
Block E.
-------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.         B. EXHIBIT            C. CATEGORY:
                                                           TDP____________  TM___________ OTHER_______________
-------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                         E. CONTRACT/PR NO.                      F. CONTRACTOR
     FLAST Camera Characterization                      TBD                             Irvine Sensors Corporation
------------------------------------------------------------------------------------------------------------------- ---------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM                                       3. SUBTITLE                          17. PRICE GROUP

       A001                   Contractor's Monthly Status Report                    FLAST Camera Characterization
------------------------------------------------------------------------------------------------------------------- ---------------
4. AUTHORITY (Data Acquisition         5. CONTRACT REFERENCE                       6. REQUIRING OFFICE              18. ESTIMATED
   Document No.)                                                                                                        TOTAL PRICE
                 DI-MGMT-80227                     SOW Paragraph 3.2                  Office of Special Technology
--------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT    10. FREQUENCY     12. DATE OF FIRST SUB.   14.        DISTRIBUTION
          LT          REQUIRED                  MTHLY            See Block 16      ---------------------------------
-------------------                     -------------------------------------------                     b. COPIES
8. APP CODE                             11. AS OF DATE    13. DATE OF SUBS. SUB.                  ------------------ --------------
                             B              See Block 16                             a. ADDRESSEE           Final
                                                                                                   Draft -----------
                                                                                                         Reg   Repro
--------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                         OST                     1
Contractor's Format Acceptable                                                     ---------------------------------
15 Days after the beginning of first full month of task, monthly thereafter.       ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   15. TOTAL -------- >     1
-------------------------------------------------------------------------------------------------------------------- ---------------
1. DATA ITEM NO     2. TITLE OF DATA ITEM                                       3. SUBTITLE                          17. PRICE GROUP

       A002                   Contractor's Final Report                             FLAST Camer Characterization
-------------------------------------------------------------------------------------------------------------------- --------------
4. AUTHORITY (Data Acquisition         5. CONTRACT REFERENCE                       6. REQUIRING OFFICE               18. ESTIMATED
   Document No.)                                                                                                         TOTAL PRICE
                 DI-MISC-80447                        SOW Paragraph 3.2
--------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT    10. FREQUENCY     12. DATE OF FIRST SUB.   14.        DISTRIBUTION
          LT          REQUIRED                  OTIME                    EOC       ---------------------------------
-------------------                     -------------------------------------------                     b. COPIES
8. APP CODE                             11. AS OF DATE    13. DATE OF SUBS. SUB.                  ------------------ --------------
                             F                                                      a. ADDRESSEE           Final
                                                                                                   Draft -----------
                                                                                                         Reg   Repro
--------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                         OST                     2
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   ---------------------------------
                                                                                   15. TOTAL -------- >     2
--------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                     H. DATE            I. APPROVED BY                               J. DATE
     /s/                                  7/02/02
--------------------------------------------------------------------------------------------------------------------
DD FORM 1423-2, JUN 90 (EF)         PREVIOUS EDITIONS ARE OBSOLETE.                           Page_____of_____Pages

                                                 Page ____ of ____

    CONTRACT NO. :  N39998-02-C-4510               CONTRACT MOD. NO. :  BASIC
                    ----------------------                              --------------

    CONTRACTOR:  IRVINE SENSORS                    TASK ORDER NO. :                      TASK MOD. NO. :
                ------------------------                           -------------------                  ------------------

  TO     CLIN     ACRN     APPN     SUB     O/C     BCN     SA     AAA     TT     PAA     COST CODE     CSS        AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
       0001        AA    1721319   F4KW     000    39998    0    068941    2D   000000   A920YW002152         $    495,219.00
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Obligation of funds is authorized in the amounts shown in the amount column above             GRAND TOTAL     $    495,219.00
                                                                                                              ------------------

SIGNATURE:  /s/                                               DATE: 13 MAR 02
            -----------------------------------                     ------------